SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2011

SupportSave Solutions, Inc.

(Exact name of registrant as specified in its charter)

NV	333-143901	98-0534639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 W. Big Beaver, Suite 650 Troy, Michigan	48084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248-430-4300

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 23, 2011, our board of directors appointed Ms. Beatrice White to act as our Vice President.

From 2007 to the present, Ms. White has been employed with our company as Call Center Agent, Team Leader, Operations Manager and now Vice President – Director of Operations.

There are no family relationships between Ms. White and any of our directors or executive officers.

Ms. White has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have any employment agreement with Ms. White in her capacity as Vice President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SupportSave Solutions, Inc.

/s/ Christopher Johns

Christopher Johns
President & CEO

Date: May 24, 2011

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